Leases	12 Months Ended
Apr. 29, 2011
Leases [Abstract]
Leases

15. Leases

The Company leases office, manufacturing, and research facilities and warehouses, as well as transportation, data processing, and other equipment under capital and operating leases. A substantial number of these leases contain options that allow the Company to renew at the fair rental value on the date of renewal.

Future minimum payments under capitalized leases and non-cancelable operating leases at April 29, 2011 are:

(in millions)	Capitalized	Operating
Fiscal Year	Leases	Leases
2012	$4	$118
2013	4	86
2014	3	63
2015	3	34
2016	3	22
2017 and thereafter	31	35
Total minimum lease payments	$48	$358
Less amounts representing interest	(14)	N/A
Present value of net minimum lease payments	$34	N/A

Rent expense for all operating leases was $148 million, $154 million, and $150 million in fiscal years 2011, 2010, and 2009, respectively.

In April 2006, the Company entered into a sale-leaseback agreement with a financial institution whereby certain manufacturing equipment was sold to the financial institution and was being leased by the Company over a seven-year period. The transaction was recorded as a capital lease. Payments for the remaining balance of the sale-leaseback agreement were due semi-annually. The lease provided for an early buyout option whereby the Company, at its option, could repurchase the equipment at a predetermined fair market value in calendar year 2009. The Company exercised its early buyout option in fiscal year 2010 which resulted in converting the lease to a term loan. The balance of the related term loan at April 29, 2011 was $31 million